UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 29, 2006
Baxter International Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620

(Commission File Number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015-4633

(Address of principal executive offices)	(Zip Code)
(847) 948-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On June 29, 2006, Baxter Healthcare Corporation, a direct wholly-owned subsidiary of Baxter International Inc., entered into a Consent Decree for Condemnation and Permanent Injunction (the “Consent Decree”) with the United States to resolve the previously reported seizure litigation related to Baxter’s COLLEAGUE and SYNDEO pumps.
     A copy of the Consent Decree is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	The following exhibit is filed herewith:
10.1	Consent Decree for Condemnation and Permanent Injunction between Baxter Healthcare Corporation and the United States.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC.
By:	/s/ David P. Scharf
David P. Scharf
Corporate Vice President and Corporate Secretary

Date: June 29, 2006

Exhibit Index

Exhibit No.	Description
10.1	Consent Decree for Condemnation and Permanent Injunction between Baxter Healthcare Corporation and the United States.